DISTRIBUTION AGREEMENT

AGREEMENT made as of this 1st of January, 2011 between First American Strategy Funds, Inc., a corporation organized under the laws of the State of Minnesota (the “Fund”), and NUVEEN INVESTMENTS, LLC, a Delaware limited liability company (the “Underwriter”).

W I T N E S S E T H

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Fund hereby appoints the Underwriter its agent for the distribution of shares , par value $.0l per share, including such series or classes of shares as may now or hereafter be authorized, (the “Shares”) in jurisdictions wherein Shares may legally be offered for sale; provided, however, that the Fund, in its absolute discretion, may: (a) issue or sell Shares directly to holders of Shares of the Fund upon such terms and conditions and for such consideration, if any, as it may determine, whether in connection with the distribution of subscription or purchase rights, the payment or reinvestment of dividends or distributions, or otherwise; and (b) issue or sell Shares at net asset value in connection with merger or consolidation with, or acquisition of the assets of, other investment companies or similar companies.

2. The Underwriter hereby accepts appointment as agent for the distribution of the Shares and agrees that it will use its best efforts to sell such part of the authorized Shares remaining unissued as from time to time shall be effectively registered under the Securities Act of l933 (“Securities Act”), at prices determined as hereinafter provided and on terms hereinafter set forth, all subject to applicable Federal and State laws and regulations and to the Articles of Incorporation and Bylaws of the Fund (the “Charter Documents”).

3. The Fund agrees that it will use its best efforts to keep effectively registered under the Securities Act for sale, as herein contemplated, such Shares as the Underwriter shall reasonably request and as the Securities and Exchange Commission shall permit to be so registered.

4. Notwithstanding any other provision hereof, the Fund may terminate, suspend, or withdraw the offering of the Shares, or Shares of any series or class, whenever, in its sole discretion, it deems such action to be desirable.

5. The Underwriter shall sell Shares to, or through, brokers, dealers, banks or other qualified financial intermediaries (hereinafter referred to as “dealers”), or others, in such manner not inconsistent with the provisions hereof and the then effective Registration Statement of the Fund under the Securities Act (and related Prospectus and Statement of Additional Information) as the Underwriter may determine from time to time, provided that no dealer, or other person, shall be appointed nor authorized to act as agent of the Fund without the prior consent of the Fund. The Underwriter shall have the right to enter into agreements with dealers of its choice for the sale of Shares and fix therein the portion of the sales charge which may be allocated to such dealers; provided that the Fund shall approve the form of such agreements and shall evidence such approval by filing said form and any amendments thereto as attachments to this Agreement, which shall be filed as an exhibit to the Fund’s currently effective registration statement under the Securities Act. The current form of such agreements is attached hereto as Exhibit 1. Shares sold to dealers shall be for resale by such dealers only at the public offering price(s) set forth in the Fund’s then current Prospectus.

6. Shares offered for sale, or sold by the Underwriter, shall be so offered or sold at a price per Share determined in accordance with the then current Prospectus relating to the sale of Shares except as departure from such prices shall be permitted by the rules and regulations of the Securities and Exchange Commission. Any public offering price shall be the net asset value per Share plus a sales charge of not more than 5.75% of such public offering price. Shares may be sold at net asset value without a sales charge to such class or classes of investors or in such class or classes of transactions as may be permitted under applicable rules of the Securities and Exchange Commission and as described in the then current Prospectus of the Fund. The net asset value per Share of each series or class shall be calculated in accordance with the Charter Documents of the Fund and shall be determined in the manner, and at the time, set forth in the then current Prospectus of the Fund relating to such Shares.

7. The price the Fund shall receive for all Shares purchased from the Fund shall be the net asset value used in determining the public offering price applicable to the sale of such Shares. The excess, if any, of the sales price over the net asset value of Shares sold by the Underwriter as agent shall be retained by the Underwriter as a commission for its services hereunder. Out of such commission, the Underwriter may allow commissions or concessions to dealers in such amounts as the Underwriter shall determine from time to time. Except as may be otherwise determined by the Underwriter and the Fund from time to time, such commissions or concessions shall be uniform to all dealers.

8. The Underwriter shall issue and deliver, or cause to be issued and delivered, on behalf of the Fund such confirmations of sales made by it as agent, pursuant to this Agreement, as may be required. At, or prior to, the time of issuance of Shares, the Underwriter will pay, or cause to be paid, to the Fund the amount due the Fund for the sale of such Shares. Certificates shall be issued, or Shares registered on the transfer books of the Fund, in such names and denominations as the Underwriter may specify.

9. The Fund will execute any and all documents, and furnish any and all information, which may be reasonably necessary in connection with the qualification of the Shares for sale (including the qualification of the Fund as a dealer, where necessary or advisable) in such states as the Underwriter may reasonably request (it being understood that the Fund shall not be required, without its consent, to comply with any requirement which, in its opinion, is unduly burdensome).

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l0. The Fund will furnish to the Underwriter, from time to time, such information with respect to the Fund and the Shares as the Underwriter may reasonably request for use in connection with the sale of Shares. The Underwriter agrees that it will not use or distribute, nor will it authorize dealers or others to use, distribute or disseminate, in connection with the sale of such Shares, any statements other than those contained in the Fund’s current Prospectus and Statement of Additional Information, except such supplemental literature or advertising as shall be lawful under Federal and State securities laws and regulations, and that it will furnish the Fund with copies of all such material.

ll. The Underwriter shall order Shares from the Fund only to the extent that it shall have received purchase orders therefor. The Underwriter will not make, nor authorize any dealers or others, to make: (a) any short sale of Shares; or (b) any sale of Shares to any officer or director of the Fund, nor to any officer or trustee of the Underwriter, or of any corporation or association furnishing investment advisory, managerial, or supervisory services to the Fund, nor to any such corporation or association, unless such sales are made in accordance with the then current Prospectus relating to the sale of such Shares.

l2. In selling Shares for the account of the Fund, the Underwriter will in all respects conform to the requirements of all Federal and State laws and the Rules of Fair Practice of the Financial Industry Regulatory Authority relating to such sales, and will indemnify and save harmless the Fund from any damage or expense on account of any wrongful act by the Underwriter or any employee, representative, or agent of the Underwriter. The Underwriter will observe and be bound by all the provisions of the Charter Documents of the Fund (and of any fundamental policies adopted by the Fund pursuant to the Investment Company Act of l940, notice of which shall have been given by the Fund to the Underwriter) which at the time in any way require, limit, restrict, prohibit or otherwise regulate any action on the part of the Underwriter.

l3. The Underwriter will require each dealer to conform to the provisions hereof and of the Registration Statement (and related Prospectus and Statement of Additional Information) at the time in effect under the Securities Act with respect to the public offering price of the Shares, and neither the Underwriter nor any such dealer shall withhold the placing of purchase orders so as to make a profit thereby.

l4. The Fund will pay, or cause to be paid, expenses (including the fees and disbursements of its own counsel) of any registration of Shares under the Securities Act, expenses of qualifying or continuing the qualification of the Shares for sale and, in connection therewith, of qualifying or continuing the qualification of the Fund as a dealer or broker under the laws of such states as may be designated by the Underwriter under the conditions herein specified, and expenses incident to the issuance of the Shares such as the cost of Share certificates, issue taxes, and fees of the transfer and shareholder service agent. The Underwriter will pay, or cause to be paid, all expenses (other than expenses which any dealer may bear pursuant to any agreement with the Underwriter) incident to the sale and distribution of the Shares issued or sold hereunder, including, without limiting the generality of the foregoing, all: (a) expenses of printing and distributing any Prospectus and

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Statement of Additional Information and of preparing, printing and distributing or disseminating any other literature, advertising and selling aids in connection with such offering of the Shares for sale (except that such expenses need not include expenses incurred by the Fund in connection with the preparation, printing and distribution of any report or other communication to holders of Shares in their capacity as such), and (b) expenses of advertising in connection with such offering. No transfer taxes, if any, which may be payable in connection with the issue or delivery of Shares sold as herein contemplated, or of the certificates for such Shares, shall be borne by the Fund, and the Underwriter will indemnify and hold harmless the Fund against liability for all such transfer taxes.

l5. This agreement shall continue in effect until December 31, 2012, unless and until terminated by either party as hereinafter provided, and will continue from year to year thereafter, but only so long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of l940. Either party hereto may terminate this agreement on any date by giving the other party at least six months’ prior written notice of such termination, specifying the date fixed therefor. Without prejudice to any other remedies of the Fund in any such event, the Fund may terminate this agreement at any time immediately upon any failure of fulfillment of any of the obligations of the Underwriter hereunder.

l6. This agreement shall automatically terminate in the event of its assignment, as such term is defined in the Investment Company Act of 1940.

l7. Any notice under this agreement shall be in writing, addressed, and delivered or mailed, postage pre-paid, to the other party at such address as such other party may designate for the receipt of such notice.

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IN WITNESS WHEREOF, the Fund and the Underwriter have each caused this agreement to be executed on its behalf as of the day and year first above written.

FIRST AMERICAN STRATEGY FUNDS, INC.

By	/s/ Kathleen Prudhomme
Vice President

Attest:

/s/ Beth Rood
Assistant Secretary

NUVEEN INVESTMENTS, LLC

By	/s/ Kevin McCarthy
Managing Director

Attest:

/s/ Larry Martin
Assistant Secretary

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NUVEEN MUTUAL FUNDS

Dealer Distribution, Shareholder Servicing and Fee-Based Program Agreement

As principal underwriter of the various Nuveen Mutual Funds, and of any future such funds (collectively, the “Funds”), Nuveen Investments, LLC (the “Distributor”) invites you (a) to join a selling group for the distribution of shares of beneficial interest of the Funds (the “Shares”), and/or (b) if you offer a Fee-Based Program for financial planning, investment advisory and/or asset management services or provide such services to your clients in connection with the establishment of an investment account for which a comprehensive “wrap fee” charge is imposed (“Fee-Based Program”), to include select Funds in your Fee-Based Program. In consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by all parties, the Distributor, as exclusive agent of the Funds, offers to sell you Shares and you agree to purchase Shares and/or provide the services described herein on the following terms:

1.	In all sales of Shares to the public, you shall act as dealer for your own account or as agent for your customers, and in no transaction shall you have any authority to act as agent for any Fund, for us or for any other member of the selling group. If acting as agent for your customers, the customers in question are for all purposes your customers and not customers of the Distributor. We shall execute transactions for each of your customers only upon your authorization, it being understood in all cases that (a) you are acting as agent for the customer; (b) the transactions are without recourse against you by the customer; (c) as between you and the customer, the customer will have full beneficial ownership of the Shares; (d) each transaction is initiated solely upon the order of the customer; and (e) each transaction is for the account of the customer and not for your account.

2.	Orders for purchase of Shares received from you shall be accepted by us only at the public offering price applicable to each order, as established in the summary prospectus (if available), statutory prospectus and statement of additional information of such Fund then in effect (including printed information subsequently issued by the appropriate Fund as information supplemental to such materials) (collectively, the “Prospectus”), subject to the discounts provided in such Prospectus. Upon receipt from you of any order to purchase Shares, we shall confirm to you in writing or by wire to be followed by a confirmation in writing, and, if applicable, we shall concurrently send to your customer a letter confirming such order, together with a copy of the appropriate Fund’s current summary prospectus (if available) or statutory prospectus. Additional communications may be forwarded to you from time to time. All orders are subject to acceptance or rejection by us in our sole discretion.

3.	Members of the general public, including you and your customers, may purchase Shares, and you may offer and sell Shares to your customers, only at the public offering price determined in the manner described in the Prospectus of the appropriate Fund. Shares will be offered at a public offering price based upon the net asset value of such Shares plus, with respect to certain class(es) of Shares, either (1) a sales charge from which you shall receive a discount equal to a percentage of the applicable offering price as provided in the Prospectus or, (2) if applicable, a sales charge which, together with the amount of that sales charge to be retained by banks or bank-affiliated broker-dealers acting as agent for their customers, is set forth in the Prospectus. You may receive a distribution fee and/or a service fee with respect to certain class(es) of Shares for which such fees are applicable, as provided in the applicable Prospectus, which distribution fee and/or service fee shall be payable for such periods and at such intervals as are from time to time specified by us. Your placement of an order for Shares after the date of any notice of an amendment to this Agreement shall conclusively evidence your agreement to be bound thereby.

Reduced sales charges may also be available as a result of a cumulative discount or pursuant to a letter of intent. Further information as to such reduced sales charges, if any, is set forth in the appropriate Fund’s Prospectus. You agree to advise us promptly as to the amounts of any sales made by you to the public qualifying for reduced sales charges.

4.	By accepting this Agreement, you agree:

a)	That you will purchase Shares only from us, and only to cover purchase orders already received from your customers, or for your own investment;

b)	That you will not withhold placing with us orders received from your customers so as to profit yourself as a result of such withholding; and

c)	That, with respect to the sale of Shares of Funds that offer multiple classes of Shares, you will comply with the terms of the Policies and Procedures with Respect to Sales of Multiple Classes of Shares, attached hereto as Exhibit A.

5.	We will not accept from you any conditional orders for Shares.

6.	Payment for Shares ordered from us shall be in New York clearing house funds and must be received by the Funds’ agent, Boston Financial Data Services (“BFDS”), attn: Nuveen Investor Services, 66 Brooks Drive, Braintree, Massachusetts 02184, within three business days after our acceptance of your order. If such payment is not received, we reserve the right, without notice, forthwith to cancel the sale or, at our option, to cause the Fund to redeem the Shares ordered, in which case we may hold you responsible for any loss, including loss of profit, suffered by us as result of your or your customer’s failure to make such payment. If any Shares confirmed to you or your customer under the terms of this agreement are repurchased by the issuing Fund or by us as agent for the Fund, or are tendered for repurchase, within seven business days after the date of our confirmation of the original purchase order, you shall promptly refund to us the full discount, commission, or other concession, if any, allowed or paid to you on such Shares.

7.	Shares sold hereunder shall be available in book-entry form on the books of BFDS unless other instructions have been given.

8.	No person is authorized to make any representations concerning Shares of any Fund except those contained in the applicable Prospectus. You agree that you will not offer or sell any Shares except under circumstances that will result in compliance with the applicable Federal and state securities laws and that in connection with sales and offers to sell Shares you will furnish to each person to whom any such sale or offer is made a copy of the then current summary prospectus (if available) or the statutory prospectus (if a summary prospectus is not available) for the appropriate Fund (as amended or supplemented) and will not furnish to any persons any information relating to Shares which is inconsistent in any respect with the information contained in such prospectus. You agree that you will not cause any advertisement to be published in any newspaper or posted in any public place without our consent and the consent of the appropriate Fund and that you shall be responsible for any required filing of such advertising. The Fund shall supply you with such quantities of prospectuses (including summary prospectuses, if applicable), statements of additional information, semi-annual and annual reports, proxies and other required documentation as may reasonably be requested by you, at the cost of the Fund.

9.	All sales will be made subject to our receipt of Shares from the appropriate Fund. We reserve the right, in our discretion, without notice, to modify, suspend or withdraw entirely the offering of any Shares, and upon notice to change the price, sales charge, or dealer discount or to modify, cancel or change the terms of this Agreement.

10.	You shall provide such office space and equipment, telephone facilities, personnel and literature distribution as is necessary or appropriate for providing information and services to your customers. Such services and assistance may include, but are not be limited to, establishment and maintenance of shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule, or regulation. You shall perform these services in good faith and with reasonable care. You shall immediately inform the Funds or us of all written complaints received by you from Fund shareholders relating to the maintenance of their accounts and shall promptly answer all such complaints.

11.	In connection with the Funds that permit the sale of their shares at net asset value to customers purchasing through a Fee-Based Program, as described in their respective Prospectuses, you further agree to abide by the following terms:

a)	You represent that you have established a Fee-Based Program as defined above;

b)	The Funds to which this Agreement pertains will be those designated by the Distributor and accepted by you, as set forth in Exhibit A hereto, as such exhibit may be amended from time to time, subject to state and federal securities laws and regulations and applicable rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”);

c)

You may sell certain designated class(es) of shares of the Funds as described in sub-section (b) above at net asset value to your customers participating in the Fee-Based Program. You will earn no concession or commission on any such sale, but will be entitled to receive the appropriate 12b-1 fees, if any, otherwise payable with respect thereto to the extent provided from time to time in the applicable Fund’s Prospectus;

d)	Any agent (other than your employee(s) or representative(s)) employed or utilized by you to perform any services under this Agreement on your behalf, including but not limited to a clearing agent, shall enter into an agreement with the Distributor containing such provisions as the Distributor may reasonably require; however, you shall remain responsible for the performance of your agents; and

e)	The Distributor is not endorsing, recommending or otherwise involved in providing any investment product offered by you (including but not limited to the Fee-Based Program), and you are prohibited from representing otherwise; the Distributor is merely affording you the opportunity to use Shares of certain Funds distributed by the Distributor as an investment medium for the Fee-Based Program.

12.	All communications to us should be sent to 333 W. Wacker Drive, Chicago, Illinois 60606. Any notice to you shall be duly given if mailed or telegraphed to you at the address specified by you below.

13.	Your acceptance of this agreement constitutes a representation that you (a) are registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) and are a member in good standing of FINRA, (b) are registered with the SEC as an investment adviser, or (c) are a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, as amended, and are duly authorized to engage in the transactions to be performed hereunder; and that you agree to comply with all applicable state and Federal laws, rules and regulations applicable to transactions and services hereunder and, if applicable, with the FINRA Rules, including specifically NASD Conduct Rule 2830 thereof, as such laws, rules and regulations may be amended from time to time. You likewise agree that you will not offer to sell Shares in any state or other jurisdiction in which they may not lawfully be offered for sale or offer to provide advisory services in any state or other jurisdiction in which they may not lawfully be provided. We agree to advise you currently of the identity of those states and jurisdictions in which the Shares may lawfully be offered for sale.

14.	This Agreement shall be construed in accordance with the laws of the State of Illinois. This Agreement shall not relieve you or the Distributor from any obligations either may have under any other agreements between them. This Agreement is subject to the Prospectuses of the Funds from time to time in effect, and, in the event of a conflict, the terms of the Prospectuses shall control. Any changes, modifications or additions reflected in any Prospectus shall be effective on the date of such Prospectus (or supplement thereto) unless specified otherwise. This Agreement shall supersede any prior dealer distribution agreement with respect to the Funds. The National Securities Clearing Corporation (“NSCC”) rules and procedures shall apply to transactions hereunder. In the event of a conflict between this Agreement and the NSCC rules and procedures, this Agreement shall prevail.

15.	The parties acknowledge that the SEC and the United States Treasury Department have adopted a series of rules and regulations arising out of the USA PATRIOT Act (together with such rules and regulations, the “Applicable Law”), specifically requiring certain financial institutions, including each party hereto, to establish a written anti-money laundering and customer identification program (a “Program”). Each party represents, warrants and certifies that it has established, and covenants that at all times during the existence of this Agreement it will maintain, a Program in compliance with the Applicable Law. You covenant that you will perform all activities, including the establishment and verification of customer identities as required by the Applicable Law and/or your Program, with respect to all customers on whose behalf you maintain an account with the Funds.

16.	Each party represents and warrants to the other party that:

a) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement, and it has taken all necessary action to authorize such execution, delivery and performance.

b) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any contractual restriction binding on or affecting it.

c) Obligations Binding. Its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application regardless of whether enforcement is sought in a proceeding in equity or law).

d) Compliance with Laws. It will comply with all applicable laws and orders to which it may be subject if failure to do so would materially impair its ability to perform its obligations under this Agreement.

e) No Improper Compensation. It has not (i) made or agreed to make or (ii) received or agreed to receive any compensation in violation of Rule 12b-1(h) under the Investment Company Act of 1940 in connection with this agreement.

17.	We will treat all non-public personal information about you or your customers that is provided to us in connection with this Agreement and the transactions contemplated herein according to Nuveen’s Privacy Policy, as such policy may be amended from time to time. Consistent with Nuveen’s Privacy Policy, we may provide such information, among other things, to third-party service providers that provide administrative or marketing services on our behalf to assist us in servicing your or your client’s account. Each party represents to the other that it has safeguards in place to protect the confidentiality of customers’ non-public personal information in accordance with applicable state and Federal laws, rules and regulations, as such laws, rules and regulations may be amended from time to time, will provide to the other party such information as may reasonably be requested to demonstrate the foregoing, and will promptly notify the other party in the event of a security breach involving such other party’s customers.

18.	You agree to: (a) assess any applicable redemption fee as set forth in a Fund’s registration statement; (b) maintain the confidentiality of any non-public information that you may receive from us concerning our Funds and refrain from trading or permitting others to trade in shares of the Funds on the basis of such information; and (c) notify us promptly in the event of a material change in your ability to comply with the foregoing.

19.	You agree to provide information as specified:

a) Agreement to Provide Information. You agree to provide the Funds, upon written request, the taxpayer identification number (“TIN”), if known, of any or all Shareholder(s) of the account and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by you during the period covered by the request.

(1) Period Covered by Request. Requests must set forth a specific period, not to exceed 180 days from the date of the request, for which transaction information is sought. The Funds may request transaction information older than 180 days from the date of the request as they deem necessary to investigate compliance with policies established by the Funds for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Funds.

(2) Form and Timing of Response. You agree to transmit the requested information that is on your books and records to the Funds or their designee promptly, but in any event not later than ten (10) business days after receipt of a request. If the requested information is not on your’s books and records, you agree to: (i) provide or arrange to provide to the Funds promptly, but in any event not later than twenty (20) business days after receipt of a request, the requested information from shareholders who hold an account with an indirect intermediary; or (ii) if directed by the Funds, block further purchases of Shares from such indirect intermediary. In such instance, you agree to inform the Funds whether you plan to perform (i) or (ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. To the extent practicable, the format for any transaction information provided to the Funds should be consistent with the NSCC Standardized Data Reporting Format. For purposes of this provision, an “indirect intermediary” has the same meaning as in Rule 22c-2 under the Investment Company Act of 1940.

(3) Limitations on Use of Information. The Funds agree not to use the information received for marketing or any other similar purpose without your prior written consent.

b) Agreement to Restrict Trading. You agree to execute written instructions from the Funds to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Funds as having engaged in transactions of the Funds’ Shares (directly or indirectly through the your account) that violate policies established by the Funds for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Funds.

(1) Form of Instructions. Instructions must include the TIN, if known, and the specific restriction(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instructions relate.

(2) Timing of Response. You agree to execute instructions as soon as reasonably practicable, but not later than five (5) business days after receipt of the instructions by you.

(3) Confirmation by You. You agree to provide written confirmation to the Funds that instructions have been executed as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

c) Definitions. For purposes of this Section:

(1) The term “Funds” includes the Funds’ principal underwriter and transfer agent. The term does not include any “excepted funds” as defined in Rule 22c-2(b) under the Investment Company Act of 1940. As defined in Rule 22c-2(b), the term “excepted fund” means any: (a) money market fund; (b) fund that issues securities that are listed on a national exchange; and (c) fund that affirmatively permits short-term trading of its securities, if its prospectus clearly and prominently discloses that the fund permits short-term trading of its securities and that such trading may result in additional costs for the fund.

(2) The term “Shares” means the interests of Shareholders corresponding to the redeemable securities of record issued by the Funds under the Investment Company Act of 1940 that are held by you.

(3) The term “Shareholder” means the beneficial owner of Shares, whether the Shares are held directly or by you in nominee name. Where applicable, the term “Shareholder” shall also have the meanings indicated below.

(4) If you are a retirement plan record-keeper, the term “Shareholder” means the plan participant notwithstanding that the plan may be deemed to be the beneficial owner of Shares.

(5) If you are an insurance company, the term “Shareholder” means the holder of interests in a variable annuity or variable life insurance contract issued by you.

(6) The term “written” includes electronic writings and facsimile transmissions.

20.	This Agreement may be signed in counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement.

In Witness Whereof, this Agreement has been executed as of the date set forth above by a duly authorized officer of each party.

The above agreement should be executed in duplicate and both copies returned to us for signature. We will return a fully executed copy to you for your files.

Please return the completed agreement to:

Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, Illinois 60606-1286

Exhibit A to Nuveen Mutual Funds

Dealer Distribution and Shareholder Servicing Agreement

Policies and Procedures With Respect to Sales of Multiple Classes of Funds

The Nuveen Mutual Funds (the “Funds”) have one or more of the following classes of shares generally available to the public: Class A Shares, which are normally subject to an up-front sales charge and a service fee; Class C Shares, which are subject to an asset-based sales charge, distribution and service fees, and a 12-month contingent deferred sales charge (“CDSC”); and Class I Shares, which are not subject to sales charges or distribution or service fees (please see a Fund’s Statement of Additional Information for eligibility requirements for Class I Shares). Class B Shares, which are subject to an asset-based sales charge, distribution and service fees, and a declining CDSC, are offered by certain Funds but are closed to new or additional investments, except (i) upon the exchange of Class B Shares from another Fund or (ii) for purposes of dividend reinvestment.

It is important for an investor to choose the method of purchasing shares which best suits his or her particular circumstances. To assist investors in these decisions, Nuveen Investments, LLC (“Nuveen”), underwriter for the Funds, has instituted the following policies with respect to orders for Fund shares. These policies apply to each Authorized Dealer which distributes Fund shares.

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Purchase orders for a single purchaser equal to or exceeding $1,000,000 for Class C Shares will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Fund, would cause the purchaser’s cumulative total of Fund shares to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the aforementioned limits should only be placed for Class A shares, unless such purchase has been reviewed and approved as suitable for the client by the Authorized Dealer’s appropriate supervisor and Nuveen receives written confirmation of such approval.

There are instances when one method of purchasing shares may be more appropriate than the other. For example, investors who would qualify for a significant discount from the maximum sales load on Class A Shares might determine that payment of such a reduced up-front sales charge is preferable to the payment of a higher ongoing distribution fee on Class C Shares. On the other hand, investors who prefer not to pay an up-front sales charge may wish to defer the sales charge by purchasing Class C Shares. Those who plan to redeem their shares within 5 years might consider Class C Shares, particularly if they do not expect to reinvest dividends in additional shares. In addition, investors who intend to hold their shares for a significant period of time may not wish to bear the higher ongoing asset-based sales charges of Class C Shares, irrespective of the fact that the CDSC that would apply to a redemption of Class C Shares is small in amount and eliminated after a short period of time.

Appropriate supervisory personnel within your organization must ensure that all employees receiving investor inquiries about the purchase of Fund shares advise the investor of the pricing structures offered by the Funds and the impact of choosing one method over another, including breakpoints and the availability of letters of intent, combined purchases and cumulative discounts. In some instances it may be appropriate for a supervisory person to discuss a purchase with the investor.

These policies are effective immediately with respect to any order for the purchase of shares of the Funds.

Exhibit A (page 2)	A SHARES		B SHARES* (EXCHANGES ONLY)		C SHARES		I SHARES**
	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ
	Number	Symbol	Number	Symbol	Number	Symbol	Number	Symbol
Equity & Asset Allocation Mutual Funds
Nuveen Conservative Allocation Fund	67064Y883	NBMSX	67064Y875	NMNBX	67064Y867	NBMCX	67064Y859	NMNRX
Nuveen Growth Allocation Fund	67064Y719	NGOAX	67064Y693	NGVBX	67064Y685	NGVCX	67064Y677	NGVRX
Nuveen Enhanced Core Equity Fund	67064Y537	NEEAX	—	—	67064Y511	NEECX	67064Y495	NEERX
Nuveen Enhanced Mid-Cap Fund	67064Y487	NDPAX	—	—	67064Y461	NDPCX	67064Y453	NDPRX
Nuveen Moderate Allocation Fund	67064Y107	NNSAX	67064Y206	NNSBX	67064Y305	NUVCX	67064Y404	NNSRX
Nuveen Multi-Manager Large-Cap Value Fund	67064Y503	NNGAX	67064Y602	NNGBX	67064Y701	NNGCX	67064Y800	NNGRX
Nuveen NWQ Large-Cap Value Fund	67064Y628	NQCAX	67064Y610	NQCBX	67064Y594	NQCCX	67064Y586	NQCRQ
Nuveen NWQ Multi-Cap Value Fund	67064Y792	NQVAX	67064Y784	NQVBX	67064Y776	NQVCX	67064Y768	NQVRX
Nuveen NWQ Small/Mid-Cap Value Fund	67064Y578	NSMAX			67064Y552	NSMCX	67064Y545	NSMRX
Nuveen NWQ Small-Cap Value Fund	67064Y750	NSCAX			67064Y735	NSCCX	67064Y727	NSCRX
Nuveen Santa Barbara Dividend Growth Fund	67065W662	NSBAX	67065W654	NSBBX	67065W647	NSBCX	67065W639	NSBRX
Nuveen Santa Barbara Growth Fund	67065W753	NSAGX			67065W738	NSRCX	67065W720	NSRGX
Nuveen Santa Barbara Growth Opportunities Fund	67065W712	NSOAX	67065W696	NSOBX	67065W688	NSOCX	67065W670	NSORX
Nuveen Santa Barbara International Equity Fund	670725738	NBQAX			670725720	NBQCX	670725712	NBQIX
Nuveen Symphony All-Cap Core Fund	67065W621	NACAX	—	—	67065W597	NACCX	67065W589	NSAIX
Nuveen Symphony International Equity Fund	67065W266	NSIAX	—	—	67065W258	NSECX	67065W241	NSIEX
Nuveen Symphony Large-Cap Growth Fund	67065W449	NCGAX	—	—	67065W423	NCGCX	67065W415	NSGIX
Nuveen Symphony Large-Cap Value Fund	67065W480	NSLAX	—	—	67065W464	NSLCX	67065W456	NSLIX
Nuveen Symphony Mid-Cap Core Fund	67065W571	NCCAX	—	—	67065W555	NCCCX	67065W548	NCCIX
Nuveen Symphony Optimized Alpha Fund	67065W118	NOPAX	—	—	67065W134	NOPCX	67065W142	NOPRX
Nuveen Symphony Small-Mid Cap Core Fund	67065W530	NSSAX	—	—	67065W514	NSSCX	6705W498	NSSIX
Nuveen Tradewinds Global All-Cap Fund	67065W795	NWGAX	67065W787	NWGBX	67065W779	NWGCX	67066W761	NWGRX
Nuveen Tradewinds Global Resources Fund	67065W399	NTGAX	—	—	67065W373	NTGCX	67065W365	NTRGX
Nuveen Tradewinds International Value Fund	67065W506	NAIGX	67065W605	NBIGX	67065W704	NCIGX	67065W803	NGRRX
Nuveen Tradewinds Value Opportunities Fund	67064Y669	NVOAX	67064Y651	NVOBX	67064Y644	NVOCX	67064Y636	NVORX
Nuveen Winslow Large-Cap Growth Fund***	670725688	NWCAX					670725662	NVLIX

Taxable Fixed Income Mutual Funds
Nuveen High Yield Bond Fund	67066D887	NSLAX	67066D879	NHBYX	67066D861	NHYCX	67066D853	NHYRX
Nuveen Multi-Strategy Core Bond Fund	67066D507	NSLAX	67066D606	NBCBX	67066D705	NCBCX	67066D804	NCBRX
Nuveen Preferred Securities Fund	670700103	NSLAX	—	—	670700301	NPSCX	670700400	NPSRX
Nuveen Short Duration Bond Fund	67066D846	NSLAX	—	—	67066D820	NSCDX	67066D812	NSDRX

Municipal Mutual Funds
Nuveen All-American Municipal Bond Fund	67065Q889	FLAAX	67065Q871	FAAMX	67065Q863	FAACX	67065Q855	FAARX
Nuveen High Yield Municipal Bond Fund	67065Q749	NHMAX	6705Q756	NHMBX	68065Q764	NHMCX	67065Q722	NHMRX
Nuveen Insured Municipal Bond Fund	67065Q509	NMBIX	67065Q608	NMBBX	67065Q707	NMBKX	67065Q806	NITNX
Nuveen Intermediate Duration Municipal Bond Fund	67065Q202	NMBAX	67065Q103	NUMBX	67065Q301	NNSCX	67065Q400	NUVBX
Nuveen Limited Term Municipal Bond Fund	67065Q848	FLTDX	—	—	67065Q830	FLTCX	68065Q822	FLTRX
Nuveen AZ Municipal Bond Fund	67065LI04	FAZTX	67065L203	FAZBX	67065L302	FAZCX	67065L401	NMARX
Nuveen CA Municipal Bond Fund	67065N100	NCAAX	68065N209	NCBBX	67065N308	NCACX	67065N407	NCSPX
Nuveen CA Insured Municipal Bond Fund	67065N506	NCAIX	67065N605	NCABX	67065N704	NCAKX	67065N803	NCIBX
Nuveen CA High Yield Municipal Bond Fund	67065N589	NCHAX			67065N563	NCHCX	67065N555	NCHRX
Nuveen CO Municipal Bond Fund	67065L609	FCOTX	67065L500	FCOBX	67065L807	FCOCX	67065L880	FCORX
Nuveen CT Municipal Bond Fund	67065N886	FCTTX	67065N878	FCTBX	67065N860	FCTCX	67065N852	FCTRX
Nuveen FL Preference Municipal Bond Fund	67065L708	FLOTX	67065L658	FLOBX	67065L641	FLCTX	67065L872	NMFLX
Nuveen GA Municipal Bond Fund	67065P501	FGATX	67065P600	NMUBX	67065P709	FGACX	67065P808	FGARX
Nuveen KS Municipal Bond Fund	67065R101	FKSTK	67065R200	FBKSX	67065R309	FCKSX	67065R408	FRKSX
Nuveen KY Municipal Bond Fund	67065R507	FKYTX	67065R606	FKYBX	67065R705	FKYCX	67065R804	FKYRX
Nuveen LA Municipal Bond Fund	67065P881	FTLAX	67065P873	FTLBX	67065P865	FTLCX	67065P857	FTLRX
Nuveen MD Municipal Bond Fund	67065L831	NMDAX	67065L823	NBMDX	67065L815	NMDCX	67065L799	NMMDX
Nuveen MA Municipal Bond Fund	67065N845	NMAAX	67065N837	NMABX	67065N829	NMACX	67065N811	NBMAX
Nuveen MA Insured Municipal Bond Fund	67065N795	NMAIX	67065N787	NINSX	67065N779	NMAKX	67065N761	NIMAX
Nuveen MI Municipal Bond Fund	67065R853	FMITX	67065R846	FMIBX	67065R838	FLMCX	67065R820	NMMIX
Nuveen MO Municipal Bond Fund	67065R812	FMOTX	67065R796	FMMBX	67065R788	FMOCX	67065R770	FMMRX
Nuveen NJ Municipal Bond Fund	67065N753	NNJAX	67065N746	NNJBX	67065N738	NNJCX	67065N720	NMNJX
Nuveen NM Municipal Bond Fund	67065L781	FNMTX	67065L773	FNMBX	67065L765	FNMCX	67065L757	FNMRX
Nuveen NY Municipal Bond Fund	67065N670	NNYAX	67065N662	NNYBX	67065N654	NNYCX	67065N647	NTNYX
Nuveen NY Insured Municipal Bond Fund	67065N639	NNYIX	67065N621	NNIMX	68065N613	NNYKX	67065N597	NINYX
Nuveen NC Municipal Bond Fund	67065P840	FLNCX	67065P832	FBNCX	67065P824	FCNCX	67065P816	FCNRX
Nuveen OH Municipal Bond Fund	67065R762	FOHTX	67065R754	FOHBX	67065R747	FOHCX	67065R739	NX0HX
Nuveen PA Municipal Bond Fund	67065L740	FPNTX	67065L732	FPMMX	67065L724	FPMBX	67065L716	NBPAX
Nuveen TN Municipal Bond Fund	67065P758	FTNTX	67065P741	FMTBX	67065P733	FTNCX	67065P725	FTNRX
Nuveen VA Municipal Bond Fund	67065L690	FVATX	67065L682	NFVBX	67065L674	FVACX	67065L666	NMVAX
Nuveen WI Municipal Bond Fund	67065R721	FWIAX	67065R713	FWIBX	67065R697	FWICX	67065R689	FWIRX

NOTE:

*	Class B Shares are available for exchanges only – please see the Funds’ statement of additional information (SAI)
**	Class I Shares may be purchased only under limited circumstances or by specified classes of investors.– please see the Funds’ SAI for eligibility requirements
***	Only Available to defined contribution plans and traditional institutional investors

September 2010

First American Funds

Exhibit A (page 3)	A Shares		B Shares		C Shares		R Shares		Y Shares
	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ
	Number	Symbol	Number	Symbol	Number	Symbol	Number	Symbol	Number	Symbol
Equity & Asset Allocation Mutual Funds
FIRST AMERICAN EQUITY INCOME FUND	318530326	FFEIX	318530375	FAEBX	318929692	FFECX	318929320	FEISX	318530367	FAQIX
FIRST AMERICAN EQUITY INDEX FUND	318530888	FAEIX	318530532	FAEQX	318929726	FCEIX	318929288	FADSX	318530755	FEIIX
FIRST AMERICAN GLOBAL INFRASTRUCTURE FUND	31853P594	FGIAX	—	—	31853P578	FGNCX	31853P560	FGNRX	31853P586	FGIYX
FIRST AMERICAN INTERNATIONAL FUND	318530615	FAIAX	318530581	FNABX	318929627	FIACX	318929296	ARQIX	318530623	FAICX
FIRST AMERICAN INTERNATIONAL SELECT FUND	31853P784	ISACX	—	—	31853P768	ICCSX	31853P750	ISRCX	31853P743	ISYCX
FIRST AMERICAN LARGE CAP GROWTH OPPORTUNITIES FUND	318941754	FRGWX	318941747	FETBX	318941739	FAWCX	318941721	FLCYX	318941713	FIGWX
FIRST AMERICAN LARGE CAP SELECT FUND	31853P883	FLRAX	—	—	31853P867	FLYCX	31853P859	FLSSX	31853P842	FLRYX
FIRST AMERICAN LARGE CAP VALUE FUND	318530508	FASKX	318530540	FATBX	318929684	FALVX	318941200	FAVSX	318530771	FSKIX
FIRST AMERICAN MID CAP GROWTH OPPORTUNITIES FUND	318941648	FRSLX	318941630	FMQBX	318941622	FMECX	318941614	FMEYX	318941598	FISGX
FIRST AMERICAN MID CAP INDEX FUND	318941424	FDXAX	—	—	318941390	FDXCX	318941382	FMCYX	318941374	FIMEX
FIRST AMERICAN MID CAP SELECT FUND	318530631	FATAX	318530573	FITBX	318929429	FTACX	—	—	318530649	FATCX
FIRST AMERICAN MID CAP VALUE FUND	318530409	FASEX	318530557	FAESX	318929650	FACSX	318941408	FMVSX	318530763	FSEIX
FIRST AMERICAN QUANTITATIVE LARGE CAP CORE	31853P735	FQCAX	—	—	31853P727	FQCCX	—	—	31853P693	FQCYX
FIRST AMERICAN REAL ESTATE SECURITIES FUND	318530284	FREAX	318530276	FREBX	318929437	FRLCX	318929312	FRSSX	318530268	FARCX
FIRST AMERICAN SMALL CAP GROWTH OPPORTUNITIES FUND	318941580	FRMPX	318941572	FROBX	318941564	FMPCX	318941556	FMPYX	318941549	FIMPX
FIRST AMERICAN SMALL CAP INDEX FUND	318941366	FMDAX	—	—	318941341	FPXCX	318941333	ARSCX	318941325	ASETX
FIRST AMERICAN SMALL CAP SELECT FUND	318941531	EMGRX	318941523	ARSBX	318941515	FHMCX	318941499	ASEIX	318941481	ARSTX
FIRST AMERICAN SMALL CAP VALUE FUND	318530151	FSCAX	—	—	318929643	FSCVX	318941507	FSVSX	318530136	FSCCX
FIRST AMERICAN STRATEGY AGGRESSIVE GROWTH ALLOC FUND	31847S407	FAAGX	31847S605	FSGBX	31847S704	FSACX	31847S506	FSASX	31847S803	FSAYX
FIRST AMERICAN STRATEGY BALANCED ALLOCATION FUND	31847S209	FSGNX	31847S837	FSKBX	31847S829	FSKCX	31847S845	FSKSX	31847S811	FSKYX
FIRST AMERICAN STRATEGY CONSERVATIVE ALLOCATION FUND	31847S100	FSFIX	31847S787	FSFBX	31847S779	FSJCX	31847S795	FSJSX	31847S761	FSFYX
FIRST AMERICAN STRATEGY GROWTH ALLOCATION FUND	31847S308	FAGSX	31847S878	FSNBX	31847S860	FSNCX	31847S886	FSNSX	31847S852	FSGYX
FIRST AMERICAN TACTICAL MARKET OPPORTUNITIES FUND	—	—	—	—	—	—	—	—	31853Q105	FGTYX

Taxable Fixed Income Mutual Funds
FIRST AMERICAN CORE BOND FUND	318530102	FAFIX	318530599	FFIBX	318929767	FFAIX	318929262	FFISX	318530821	FFIIX
FIRST AMERICAN HIGH INCOME BOND FUND	318929817	FJSIX	318929791	FJSBX	318929759	FCSIX	318941879	FANSX	318929783	FJSYX
FIRST AMERICAN INFLATION PROTECTED SECURITIES FUND	31853P834	FAIPX	—	—	31853P826	FCIPX	31853P818	FRIPX	31853P792	FYIPX
FIRST AMERICAN INTERMEDIATE GOVERNMENT BOND FUND	31853P701	FIGAX	—	—	31853P552	FYGCX	31853P545	FYGRX	31853P800	FYGYX
FIRST AMERICAN INTERMEDIATE TERM BOND FUND	318530607	FAIIX	—	—	—	—	—	—	318530813	FINIX
FIRST AMERICAN SHORT TERM BOND FUND	318530706	FALTX	—	—	31853P511	FBSCX	—	—	318530797	FLTIX
FIRST AMERICAN TOTAL RETURN BOND FUND	318929619	FCDDX	318929593	FCBBX	318929585	FCBCX	318929270	FABSX	318929577	FCBYX

Municipal Mutual Funds
FIRST AMERICAN CALIFORNIA TAX FREE FUND	318929536	FCAAX	—	—	318929528	FCCAX	—	—	318929510	FCAYX
FIRST AMERICAN COLORADO TAX FREE FUND	318929494	FCOAX	—	—	318929486	FCCOX	—	—	318929478	FCOYX
FIRST AMERICAN INTERMEDIATE TAX FREE FUND	318530300	FAMBX	—	—	31853P537	FMBCX	—	—	318530839	FMBIX
FIRST AMERICAN MINNESOTA INTER TAX FREE FUND	318530698	FAMAX	—	—	31853P529	FACMX	—	—	318530714	FAMTX
FIRST AMERICAN MINNESOTA TAX FREE FUND	318929833	FJMNX	—	—	318929734	FCMNX	—	—	318929825	FYMNX
FIRST AMERICAN MISSOURI TAX FREE FUND	318941192	ARMOX	—	—	318941184	FFMCX	—	—	318941176	ARMIX
FIRST AMERICAN NEBRASKA TAX FREE FUND	318929411	FNTAX	—	—	318929395	FNTCX	—	—	318929387	FNTYX
FIRST AMERICAN OHIO TAX FREE BOND FUND	31853P206	FOFAX	—	—	31853P305	FOTCX	—	—	31853P404	FOTYX
FIRST AMERICAN OREGON INTER TAX FREE FUND	318929775	FOTAX	—	—	—	—	—	—	318530227	FORCX
FIRST AMERICAN SHORT TAX FREE FUND	31853P503	FSHAX	—	—	—	—	—	—	31853P602	FSHYX
FIRST AMERICAN TAX FREE FUND	318929858	FJNTX	—	—	318929742	FJCTX	—	—	318929841	FYNTX

Mutual Funds

MUTUAL FUNDS PRICING SHEET

Municipal Bond Funds Pricing

CLASS A SHARES		Limited Term		Intermediate Duration		All Other Municipal Bond Funds

Initial Sales Charge:	Amount of Purchase	Sales Charge	Commission	Sales Charge	Commission	Sales Charge	Commission

	Less than $50,000	2.50%	2.00%	3.00%	2.50%	4.20%	3.70%

	$50,000 — $99,999	2.00%	1.60%	2.50%	2.00%	4.00%	3.50%

	$100,000 — $249,999	1.50%	1.20%	2.00%	1.50%	3.50%	3.00%

	$250,000 — $499,999	1.25%	1.00%	1.50%	1.25%	2.50%	2.00%

	$500,000 — $999,999	0.75%	0.60%	1.25%	1.00%	2.00%	1.50%

	$1.0 million and above	NAV	*	NAV	*	NAV	*

Annual Distribution and Service Fees (12b-1):			0.20%		0.20%		0.20%

Annual Dealer Trail (begins immediately):			0.20%		0.20%		0.20%

NAV Pricing:		Fee-based advisors, wrap programs and other specified purchases

*	Nuveen Investments pays authorized dealers of record a commission equal to the sum of 1% (0.75% for Intermediate Duration Municipal Bond Fund and 0.50% for Limited Term Municipal Bond Fund) of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% (0.50% for the Intermediate Duration Municipal Bond Fund) on purchases over $5 million. Unless the commission is waived, these purchases are subject to a 1% CDSC (0.75% for Intermediate Duration Municipal Bond Fund and 0.50% for Limited Term Municipal Bond Fund) if redeemed within the first 12 months.

CLASS B SHARES

Initial Sales Charge:		None

Annual Distribution and Service Fees (12b-1):		0.95%

Annual Dealer Trail (begins month 13):		0.20%

CDSC Schedule:	Years Since Purchase:	0-1	1 - 2	2 - 3	3 - 4	4 - 5	5 - 6	over 6

	CDSC:	5%	4%	4%	3%	2%	1%	0%
Conversion:		Class B Shares convert to Class AS hares after 8 years
Availability:		Not available for the Nuveen Limited Term Municipal Bond Fund. The Funds will issue Class B Shares upon the exchange of Class B Shares from another Nuveen Mutual Fund or for purposes of dividend reinvestment. Class B Shares are not available for new accounts or for additional investment into existing accounts. See the Funds’ prospectus for more information.

CLASS C SHARES	Limited Term	Intermediate Duration	All Other Municipal Bond Funds

Initial Sales Charge:	None	None	None

Annual Distribution and Service Fees (12b-1):	0.55%	0.75%	0.75%

Commission Advance:	1.00%	1.00%	1.00%

Annual Dealer Trail (begins month 13):	0.55%	0.75%	0.75%

CDSC Schedule:	1% on redemptions within 12 months of purchase
Conversion:	None
Restriction:	The Funds have established a limit on the amount of Class C shares that may be purchased by an individual investor at any one time. See the Fund’s SAI for more information.

CLASS I SHARES

Initial Sales Charge:	None

Annual Distribution and Service Fees (12b-1):	None

Annual Dealer Trail:	None

Availability:	Qualified fee-based advisers, wrap programs, and single purchases of $1 million or more

ACCOUNT FEATURES

Initial Purchase Minimums:	Regular ($3,000); Systematic Investment ($50); Wrap Accounts ($250)
Subsequent Purchase Minimums:	$50
Shareholder Privileges:	Rights of Accumulation, Letter of Intent and No Load Reinvestment

An investor should carefully consider the Funds’ objectives, risks, charges and expenses before investing. For a prospectus containing this and other information, please contact Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Funds distributed by Nuveen Investments, LLC

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE	01

MUTUAL FUNDS PRICING SHEET

Equity, Asset Allocation and Taxable Fixed Income Funds Pricing+

CLASS A SHARES (EQUITY AND ASSET ALLOCATION FUNDS)

Initial Sales Charge:	Amount of Purchase	Sales Charge	Commission

	Less than $50,000	5.75%	5.00%

	$50,000 – $99,999	4.50%	4.00%

	$100,000 – $249,999	3.75%	3.25%

	$250,000 – $499,999	2.75%	2.50%

	$500,000 – $999,999	2.00%	1.75%

	$1.0 million and above	NAV	*

Annual Distribution and Service Fees (12b-1):			0.25%

Annual Dealer Trail (begins immediately):			0.25%

NAV Pricing:	Fee-based advisors, wrap programs, qualified retirement plans and other specified purchases

CLASS A SHARES (TAXABLE FIXED INCOME FUNDS)			Short Duration		Multi-Strategy Core Bond		All Other Taxable Fixed Income Funds
Initial Sales Charge:	Amount of Purchase		Sales Charge	Commission	Sales Charge	Commission	Sales Charge	Commission
	Less than $	50,000	2.00%	1.50%	3.75%	3.25%	4.75%	4.25%
		$50,000 – $99,999	1.50%	1.25%	3.50%	3.00%	4.50%	4.00%
		$100,000 – $249,999	1.25%	1.00%	3.25%	2.75%	3.50%	3.00%
		$250,000 – $499,999	1.00%	0.75%	2.25%	2.00%	2.50%	2.25%
		$500,000 – $999,999	0.75%	0.50%	1.75%	1.50%	2.00%	1.75%
		$1.0 million and above	NAV	*	NAV	*	NAV	*
Annual Distribution and Service Fees (12b-1):				0.25%		0.25%		0.25%
Annual Dealer Trail (begins immediately):				0.25%		0.25%		0.25%
NAV Pricing:		Fee-based advisors, wrap programs and other specified purchases

*	Nuveen Investments pays authorized dealers of record a commission equal to the sum of 1% (0.50% for the Multi-Strategy Core Bond and 0.25% for the Short Duration Bond Funds) of the first $2.5 million, plus 0.50% (0.25% for the Multi-Strategy Core Bond and Short Duration Bond Funds) of the next $2.5 million, plus 0.25% on purchases over $5 million. Unless the commission is waived, these purchases are subject to a 1% CDSC (0.50% for the Multi-Strategy Core Bond and 0.25% for the Short Duration Bond Funds) if redeemed within the first 12 months.

CLASS B SHARES
Initial Sales Charge:		None
Annual Distribution and Service Fees (12b-1):		1.00%
Annual Dealer Trail (begins month 13):		0.25%
CDSC Schedule:	Years Since Purchase:	0-1	1-2	2-3	3-4	4-5	5-6	over 6
	CDSC:	5%	4%	4%	3%	2%	1%	0%
Conversion:		Class B Shares convert to Class AS hares after 8 years
Availability:		Not available for all Funds. The Funds will issue Class B Shares upon the exchange of Class B Shares from another Nuveen
		Mutual Fund or for purposes of dividend reinvestment. Class B Shares are not available for new accounts or for additional
		investment into existing accounts. See the Funds’ prospectus for more information.

CLASS C SHARES
Initial Sales Charge:	None
Annual Distribution and Service Fees (12b-1):	1.00%
Commission Advance:	1.00%
Annual Dealer Trail (begins month 13):	1.00%
CDSC Schedule:	1% on redemptions within 12 months of purchase
Conversion:	None
Restriction:	The Funds have established a limit on the amount of Class C shares that may be purchased by an individual investor at any one time. See the Fund’s SAI for more information.
CLASS R3 SHARES
Initial Sales Charge:	None
Annual Distribution and Service Fees (12b-1):	0.50%
Annual Dealer Trail:	None
Availability:	Certain retirement plan clients only. Not available for all Funds. See the Funds’ prospectus for more information.
CLASS I SHARES
Initial Sales Charge:	None
Annual Distribution and Service Fees (12b-1):	None
Annual Dealer Trail:	None
Availability:	Qualified fee-based advisers, wrap programs, qualified retirement plans and single purchases of $1 million or more
ACCOUNT FEATURES
Initial Purchase Minimums:	Regular ($3,000); Trad./RothIRA ($1,000); Edu. IRA ($500); Systematic Investment ($50); Wrap Accounts ($250)
Subsequent Purchase Minimums:	$50
No Purchase Minimums:	Purchases through employer sponsored retirement plans and purchases of Class R3 Shares.
Shareholder Privileges:	Rights of Accumulation, Letter of Intent and No Load Reinvestment

+	Redemption Fee Policy: All Nuveen Global/International mutual funds charge a 2% fee on the proceeds of Fund shares redeemed or exchanged within 30 days of acquisition. The Funds may waive the fee in specified circumstances. See the Funds’ prospectus for additional information.

MFS-PRICING-0310P

Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | 800.257.8787 | www.nuveen.com                                     02

NUVEEN OPEN-END MUTUAL FUNDS

BLUE SKY REGISTRATION AS OF January 1, 2011

Nuveen Intermediate Duration Municipal Bond Fund - Classes A, B, C & I - available for sale in all 50 states, US Virgin Islands and DC

Nuveen Insured Municipal Bond Fund - Classes A, B, C & I - available for sale in all 50 states, US Virgin Islands and DC

Nuveen All-American Municipal Bond Fund - Classes A, B, C & I - available for sale in all 50 states, US Virgin Islands and DC

Nuveen Limited Term Municipal Bond Fund - Classes A, C & I - available for sale in all 50 states, US Virgin Islands s and DC

Nuveen High Yield Municipal Bond Fund - Classes A, B, C & I - available for sale in all 50 states, PR, US Virgin Islands and DC

Nuveen Arizona Municipal Bond Fund - Classes A, B, C & I - available for sale in AZ,CA,CO,FL,GA,IL, MA-A only,NY,NC,OH.PA,VA

Nuveen Colorado Municipal Bond Fund - Classes A, B, C & I - available for sale in CA,CO,FL,GA,IL,MA-A only,NC,OH,PA,VA

Nuveen Florida Preference Municipal Bond Fund - Classes A, B, C & I - available for sale in CA,CO,FL,GA,IL,MA-A only,NY,NC,OH,PA,VA

Nuveen Maryland Municipal Bond Fund - Classes A, B, C & I - available for sale in CA,CO,FL,GA,IL,MD, MA-A only,NY,NC,OH,PA,VA and DC

Nuveen New Mexico Municipal Bond Fund - Classes A, B, C & I - available for sale in CA,CO,FL,GA,IL, MA-A only,NM,NC,OH,PA,VA

Nuveen Pennsylvania Municipal Bond Fund - Classes A, B, C & I - available for sale in CA,CO,FL,GA,IL, MA-A only,MD,NY,NC,OH,PA,VA

Nuveen Virginia Municipal Bond Fund - Classes A, B, C & I - available for sale in CA,CO,FL,GA,IL, MA-A only,NY,NC,OH,PA,VA and DC

Nuveen California Municipal Bond Fund - Classes A, B, C & I - available for sale in AZ, CA,FL, MA-A only, PA NV & OR

Nuveen California High Yield Municipal Bond Fund - Classes A, B, C & I - available for sale in AZ, CA,FL, MA-A only, MD, PA, NV, OR,VA & DC

Nuveen California Insured Municipal Bond Fund - Classes A, B, C & I - available for sale in AZ, CA,FL, MA-A only, PA, NV & OR

Nuveen Connecticut Municipal Bond Fund - Classes A, B, C & I - available for sale in CA,CT,FL, MA-A only,NJ,PA, RI

Nuveen Massachusetts Municipal Bond Fund - Classes A, B, C & I - available for sale in CA,FL,MA,PA and I shares only in DC

Nuveen Massachusetts Insured Municipal Bond Fund - Classes A, B, C & I - available for sale in CA, FL, MA, PA

Nuveen New Jersey Municipal Bond Fund - Classes A, B, C & I - available for sale in CA,FL, MA-A only,NJ,NY,PA

Nuveen New York Municipal Bond Fund - Classes A, B, C & I - available for sale in CA,FL, MA-A only,NJ,NY,PA

Nuveen New York Insured Municipal Bond Fund - Classes A, B, C & I - available for sale in CA,FL, MA-A only,NJ,NY,PA

Nuveen Georgia Municipal Bond Fund - Classes A, B, C & I - available for sale in CA,FL,GA,KY,LA, MA-A only,NC,PA,VA

Nuveen Louisiana Municipal Bond Fund - Classes A, B, C & I - available for sale in CA,FL,GA,KY,LA, MA-A only,NC,PA,VA

Nuveen North Carolina Municipal Bond Fund - Classes A, B, C & I - available for sale in CA,FL,GA,KY,LA, MA-A only,NC,PA,VA

Nuveen Tennessee Municipal Bond Fund - Classes A, B, C & I - available for sale in CA,FL,GA,KY,LA, MA-A only,NC,PA,TN,VA

Nuveen Kansas Municipal Bond Fund - Classes A, B, C & I - available for sale in CA,CO,FL,GA,IL,IN,KS,KY,LA, MA-A only,NC,OH,OK,PA,VA

Nuveen Kentucky Municipal Bond Fund - Classes A, B, C & I - available for sale in CA,CO,FL,GA,IL,IN,KY,LA, MA-A only,NC,OH,OK,PA,VA

Nuveen Michigan Municipal Bond Fund - Classes A, B, C & I - available for sale in CA,CO,FL,GA,IL,IN,KY,LA, MA-A only,MI,NY,NC,OH,OK,PA,VA

Nuveen Missouri Municipal Bond Fund - Classes A, B, C & I - available for sale in CA,CO,FL,GA,IL,IN,KY,LA, MA-A only,MO,NC,OH,OK,PA,VA

Nuveen Ohio Municipal Bond Fund - Classes A, B, C & I - available for sale in CA,CO,FL,GA,IL,IN,KY,LA, MA-A only,NC,OH,OK,PA,VA

Nuveen Wisconsin Municipal Bond Fund - Classes A, B, C & I - available for sale in CA,CO,FL,GA,IL,IN,KY,LA, MA-A only,NC,OH,OK,PA,VA,WI

Nuveen Multi-Manager Large-Cap Value Fund - Classes A, B, C, I & R3 - available for sale in all fifty states, US Virgin Islands and DC

Nuveen Moderate Allocation Fund - Classes A, B, C, I & R3 - available for sale in all fifty states, US Virgin Islands and DC

Nuveen Conservative Allocation Fund - Classes A, B, C, I & R3 - available for sale in all fifty states, US Virgin Islands and DC

Nuveen NWQ Multi-Cap Value Fund - Classes A, B, C, I & R3 - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen Tradewinds International Value Fund - Classes A, B, C, I & R3 - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen Tradewinds Global All-Cap Fund - Classes A, B, C, I & R3 - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen Tradewinds Global All-Cap Plus Fund - Classes A, C, I & R3 - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen Tradewinds Global Flexible Allocation Fund - Classes A, C, R3 & I - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen Tradewinds Global Resources Fund - Classes A, C, R3 & I - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen Tradewinds Emerging Markets Fund – Classes A, C, I & R3- available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen Tradewinds Japan Fund – Classes A, C, I & R3- available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen Tradewinds Value Opportunities Fund - Classes A, B, C, I & R3 - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen Growth Allocation Fund - Classes A, B, C, I & R3 - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen Santa Barbara Growth Fund – Classes A, C, I & R3 - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen Santa Barbara Dividend Growth Fund - Classes A, B, C, I & R3 - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen Santa Barbara International Equity Fund - Classes A, C, I & R3 - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen NWQ Large-Cap Value Fund – Classes A, B (available through exchange only), C, R3 & I - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen NWQ Small-Cap Value Fund – Classes A, C, R3 & I - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen NWQ Small/Mid-Cap Value Fund – Classes A, C, R3 & I - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen Symphony Optimized Alpha Fund Classes A, C & I - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen Symphony Large-Cap Value Fund Classes A, C, I & R3 - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen Symphony Small-Mid Cap Core Fund Classes A, C, I & R3 - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen Symphony Large-Cap Growth Fund Classes A, C, R3& I - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen Symphony Mid-Cap Core Fund Classes A, C, I & R3 - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen Symphony International Equity Fund Classes A, C & I - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen Enhanced Core Equity Fund Classes A, C & I - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen Enhanced Mid-Cap Fund Classes A C & I - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen Winslow Large-Cap Growth Fund – A, C,I & R3 shares - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen Multi-Strategy Core Bond Fund – Classes A, B, C, I & R3 - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen High Yield Bond Fund - Classes A, B, C, I & R3 - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen Short Duration Bond Fund - Classes A, C, I & R3 - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen Symphony Credit Opportunities Fund Classes A, C, I & R3 - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen Preferred Securities Fund - Classes A, C, I & R3 - available for sale in all fifty states, PR, US Virgin Islands and DC

Municipal Total Return Managed Accounts Portfolio - available for sale in all fifty states, PR, US Virgin Islands and DC

Enhanced Multi-Strategy Income Managed Accounts Portfolio - available for sale in all fifty states, PR, US Virgin Islands and DC

Nuveen California Tax Free Fund- Classes A, C, & Y- available for sale in CA,CO,FL,GA,IL,IN,KY,LA,MN,NC,NE,NH,NJ,OH,OR,PA,UT,VA,WY, Guam & US Virgin Islands

Nuveen Colorado Tax Free Fund- Classes A, C, & Y- available for sale in CA,CO,FL,GA,IL,IN,KY,LA,MN,NC,NE,NH,NJ,OH,PA,UT,VA,WY, Guam & US Virgin Islands

Nuveen Core Bond Fund- Classes A, B*, C, R & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Equity Income Fund - Classes A, B*, C, R & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Equity Index Fund - Classes A, B*, C, R & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Global Infrastructure Fund - Classes A, C, R & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen High Income Bond Fund - Classes A, B*, C, R & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Inflation Protected Securities Fund - Classes A, C, R & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Intermediate Government Bond Fund - Classes A, C, R & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Intermediate Tax Free Fund- Classes A, C & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Intermediate Term Bond Fund- Classes A & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen International Fund- Classes A, B*, C, R & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen International Select Fund- Classes A, C, R & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Large Cap Growth Opportunities Fund- Classes A, B*, C, R & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Large Cap Select Fund- Classes A, C, R & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Large Cap Value Fund- Classes A, B*, C, R & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Mid Cap Growth Opportunities Fund - Classes A, B*, C, R & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Mid Cap Index Fund- Classes A, C, R & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Mid Cap Select Fund- Classes A, B*, C & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Mid Cap Value Fund- Classes A, B*, C, R & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Minnesota Intermediate Municipal Bond Fund- Classes A, C, & Y- available for sale in CA,CO,FL,GA,IL,IN,KY,LA,MN,MO,MT,NC,NE,NH, NJ,NY,OH,PA,UT,VA,WA(A&C shares only),WI(A&C shares only),WY,Guam & US Virgin Islands

Nuveen Minnesota Municipal Bond Fund- Classes A, C, & Y- available for sale in AZ(A shares only),CA,CO,FL,GA, IL,IN,KY,LA,MN,MO, MT,NC,NE,NH,NJ,NY,OH,PA,UT,VA,WA(A shares only),WI(A&C shares only),WY, Guam & US Virgin Islands

Nuveen Missouri Tax Free Fund- Classes A, C, & Y- available for sale in CA,CO,FL,GA,IL,IN,KS,KY,LA,MN,MO, NC,NE,NH,NJ,NY,OH,PA,UT,VA,WI(A shares only),WY, Guam & US Virgin Islands

Nuveen Nebraska Municipal Bond Fund- Classes A, C, & Y- available for sale in CA,CO,FL,GA,IL,IN,KY,LA,MN,NC,NE,NH,NJ, OH,PA,UT, VA, WY, Guam & US Virgin Islands

Nuveen Ohio Tax Free Fund- Classes A, C, & Y- available for sale in CA,CO,FL,GA,IL,IN,KY,LA,MN,NC,NE,NH,NJ, OH,PA,UT,VA, WY, Guam & US Virgin Islands

Nuveen Oregon Intermediate Municipal Bond Fund A & Y- available for sale in CA,CO,FL,GA,IL,IN,KY,LA,MN,NC,NE,NH,NJ, OH,OR,PA,UT,VA, WA(A shares only),WY, Guam & US Virgin Islands

Nuveen Quantitative Large Cap Core Fund- Classes A, C & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Real Estate Securities Fund- Classes A, B*, C, R & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Short Tax Free Fund- Classes A & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Short Term Bond Fund- Classes A, C & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Small Cap Growth Opportunities Fund- Classes A, B*, C, R & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Small Cap Index Fund- Classes A, C, R & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Small Cap Select Fund- Classes A, B*, C, R & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Small Cap Value Fund- Classes A, C, R & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Tactical Market Opportunities Fund- Class Y - available for sale in all fifty states (except CT), Guam, PR, US Virgin Islands and DC

Nuveen Tax Free Fund- Classes A, C & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Total Return Bond Fund- Classes A, B*, C, R & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Strategy Aggressive Growth Allocation Fund- Classes A, B*, C, R** & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Strategy Balanced Allocation Fund- Classes A, B*, C, R & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Strategy Conservative Allocation Fund- Classes A, B*, C, R & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

Nuveen Strategy Growth Allocation Fund- Classes A, B*, C, R & Y- available for sale in all fifty states, Guam, PR, US Virgin Islands and DC

*	B shares not registered in DC,IA,MA,MD,ME,MI,MS,NM,OK,SD,TN,TX,VT,WA, & PR; for High Income Bond, International Fund, Large Cap Growth Opportunities, Mid Cap Growth Opportunities, Mid Cap Select, Small Cap Growth Opportunities, Small Cap Select, Strategy Aggressive Growth Allocation, Strategy Balanced Allocation, Strategy Conservative Allocation, Strategy Growth Allocation & Total Return Bond -B shares also are not registered in WV
**	R shares not registered in Guam

NSCC Implementation Form

Mutual Fund Company:

In what capacity will trades be placed?

☐  Broker/Dealer                                     ☐  Trust Company                                    ☐  TPA

Firm Name
Address:

Contact name & telephone number:

Is mutual fund trade activity submitted through a CLEARING FIRM?  ☐  YES  ☐  NO

If yes, the information below must be provided by the CLEARING DEALER

Name of CLEARING DEALER

NSCC Clearing Number	Alpha Code

Networking position file schedule:	☐ 1st & 3rd ☐ 2nd & 4th ☐ 2nd & last ☐ other:
Are orders submitted for a correspondent firm at a dealer level or branch level? If dealer level, the executing symbol is required	☐ Dealer Level using symbols	☐ Branch Level
What time of day will your orders release to	☐ 8 a.m. to 4 p.m.	☐ DCC&S Late Files
NSCC?
Fund/SERV orders will settle in how many days?	☐ T+1	☐ T+3
If T+1 settlement will all orders settle T+1, or will settlement override be used?	☐ All orders will settle T+1
☐ Settlement date override will be used
Will Post Settlement Corrections be initiated via Fund/SERV?	☐ Yes
Do you participate in NSCC Commission Settlement Service?	☐ No ☐ Yes, for all commissions, fees, and 12b-1s ☐ Yes, for 12b-1s and finders fees only ☐ Yes, for commissions only ☐ Not using NSCC Commission Settlement
☐ TEST ONLY
☐ LIVE TRANSMISSIONS

*If clearing through Pershing, please specify if your firm clearing at level zero directly held accounts or are they only level three.*

Special processing requirements:

Boston Financial NSCC Support Services Telephone: (617) 483-7911	Fax: (816) 218-0479

CONFIRMATION OF POLICIES AND PROCEDURES

TO PREVENT FREQUENT TRADING

In connection with the agreement between the undersigned company (“Company”) and Nuveen Investments, LLC (“Nuveen”) concerning the sale of shares of open-end mutual funds sponsored by Nuveen (each a “Fund” and collectively the “Funds”), Company confirms the following:

(i)	Company will provide to Nuveen upon request sufficient information as may be reasonably necessary to enable Nuveen to implement and enforce the Funds’ frequent trading policy as set forth in the Funds’ registration statements and/or will implement and enforce Company’s policies and procedures that are reasonably designed to detect and prevent the frequent trading of Fund shares;

(ii)	Company and its agents will implement and enforce polices and procedures reasonably designed to detect and prevent the aggregation of orders received by Company after a Fund’s daily pricing time with those received before such time;

(iii)	Company’s agents will assess any applicable redemption fees as set forth in a Fund’s registration statement; and

(iv)	Company will notify Nuveen promptly in the event of a material change in its ability to comply with the foregoing.

Company:

By:

Title:

Date: